Exhibit 10.20

March 18, 2010

International Stem Cell Corporation

2595 Jason Court

Oceanside, CA 92056

Attn: Kenneth C. Aldrich. Chairman

Dear Ken:

This letter (the “Agreement”) constitutes the agreement between Shoreline Pacific, LLC (“Shoreline” or the “Placement Agent”) and International Stem Cell Corporation (the “Company”), that Shoreline shall serve as the exclusive placement agent for the Company, on a “reasonable best efforts” basis, in connection with the proposed placement (the “Placement”) of registered securities (the “Securities”) of the Company, including shares (the “Shares”) of the Company’s common stock (the “Common Stock”) and warrants to purchase shares of Common Stock. The terms of such Placement and the Securities shall be mutually agreed upon by the Company and the purchasers (each, a “Purchaser” and collectively, the “Purchasers”) and nothing herein constitutes that Shoreline would have the power or authority to bind the Company or any Purchaser or an obligation for the Company to issue any Securities or complete the Placement. This Agreement and the documents executed and delivered by the Company and the Purchasers in connection with the Placement shall be collectively referred to herein as the “Transaction Documents.” The date of the closing of the Placement shall be referred to herein as the “Closing Date.” The Company expressly acknowledges and agrees that Shoreline’s obligations hereunder are on a reasonable best efforts basis only and that the execution of this Agreement does not constitute a commitment by Shoreline to purchase the Securities and does not ensure the successful placement of the Securities or any portion thereof or the success of Shoreline with respect to securing any other financing on behalf of the Company. Shoreline may engage subagents or selected dealers which are FINRA member firms to assist it with the Placement. The costs of any such subagents or selected dealers shall be borne solely by Shoreline and not by the Company.

SECTION 1. COMPENSATION AND OTHER FEES.

As compensation for the services provided by Shoreline hereunder, the Company agrees to pay to Shoreline:

(A) Fees. The fees set forth below with respect to the Placement:

1.	A cash fee payable immediately upon the closing of the Placement and equal to 6% of the aggregate gross proceeds raised in the Placement. In the event the Company receives a request from an existing shareholder to participate in the offering. Shoreline agrees that unless the offering is otherwise fully subscribed or participation would not be acceptable to any significant institutional participant in the offering, such shareholder may participate and no fees will be charged on such participation.

2.

Such number of warrants (the “Shoreline Warrants”) to Shoreline or its designees at the Closing to purchase shares of Common Stock equal to 4% of the aggregate number of Shares sold in the Placement (excluding Shares sold to existing shareholders, as to which no fees are payable pursuant to Section 1 (A) 1 above). The Shoreline Warrants shall have the same terms as the warrants issued to the Purchasers in the Placement except that the exercise price shall be 125% of the public offering price per share and shall have an expiration date of 5 years from the effective date of the Registration Statement. The Shoreline Warrants shall not have anti-dilution protections or be transferable for six months from the date of the Offering except as permitted by Financial Industry Regulatory Authority (“FINRA”) Rule 5110, and further, the number of Shares underlying the Shoreline Warrants shall be reduced if necessary to comply with FINRA rules or regulations.

3.	The Company reserves the right to discuss this placement directly with any parties who have approached the Company prior to the execution of this agreement and Shoreline agrees that it will assist the Company in closing a transaction with such a party or parties if the Company deems that appropriate, in which event the fees payable to Shoreline shall be reduced by 50% as to that portion of the offering subscribed by such parties. Company will not, however, directly solicit or discuss this offering directly with any party that has not prior to the date hereof approached the Company in response to the filing of the Registration Statement.

(B) Expenses. The Company also agrees to reimburse Shoreline’s expenses (with supporting invoices/receipts) up to a maximum of 0.5% of the aggregate gross proceeds raised in the placement, but in no event more than $50,000. Such reimbursement shall be payable immediately upon (but only in the event of) the closing of the Placement.

(C) Blue Sky. The Company shall pay for all fees and expenses of its Blue Sky counsel in connection with the clearance of the Offering in all states where Shoreline (with the Company’s prior concurrence) proposes to make offers of the Securities.

SECTION 2. REGISTRATION STATEMENT.

The Company represents and warrants to, and agrees with, the Placement Agent that:

(A) The Company has filed with the Securities and Exchange Commission (the “Commission”) a registration statement on Form S-1 (Registration File No.333-164540) under the Securities Act of 1933, as amended (the “Securities Act”), which was filed on January 27, 2010 for the registration under the Securities Act of the Securities. Following the effectiveness of the Registration Statement and the determination of pricing among the Company and the prospective Purchasers introduced to the Company by Shoreline, the Company will file with the Commission pursuant to Rules 430A and 424(b) under the Securities Act, and the rules and regulations (the “Rules and Regulations”) of the Commission promulgated thereunder, a final prospectus relating to the placement of the Securities, their respective pricings and the plan of distribution thereof and will advise the Placement Agent of all further information (financial and other) with respect to the Company required to be set forth therein. Such registration statement, at any given time, including the exhibits thereto filed at such time, as amended at such time, is hereinafter called the “Registration Statement”; such prospectus in the form in which it appears in the Registration Statement is hereinafter called the “Base Prospectus”; and the amended or supplemented form of prospectus, in the form in which it will be filed with the Commission pursuant to Rules 430A and/or 424(b) (including the Base Prospectus as so amended or supplemented) is hereinafter called the “Prospectus Supplement.” The Registration Statement at the time it originally becomes effective is hereinafter called the “Original Registration Statement.” Any reference in this Agreement to the Registration Statement, the Original Registration Statement, the Base Prospectus or the Prospectus Supplement shall be deemed to refer to and include the documents incorporated by reference therein (the “Incorporated Documents”), if any, which were or are filed under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), at any given time, as the case may be; and any reference in this Agreement to the terms “amend,” “amendment” or “supplement” with respect to the Registration Statement, the Original Registration Statement, the Base Prospectus or the Prospectus Supplement shall be deemed to refer to and include the filing of any document under the Exchange Act after the date of this Agreement, or the issue date of the Base Prospectus or the Prospectus Supplement, as the case may be, deemed to be incorporated therein by reference. All references in this Agreement to financial statements and schedules and other information which is “contained,” “included,” “described,” “referenced,” “set forth” or “stated” in the Registration Statement, the Base Prospectus or the Prospectus Supplement (and all other references of like import) shall be deemed to mean and include all such financial statements and schedules and other information which is or is deemed to be incorporated by reference in the Registration Statement, the Base Prospectus or the Prospectus Supplement, as the case may be. The Company has not received any notice that the Commission has issued or intends to issue a stop order suspending the effectiveness of the Registration Statement or the use of the Base Prospectus or the Prospectus Supplement or intends to commence a proceeding for any such purpose.

(B) The Original Registration Statement, as amended, (and any further documents to be filed with the Commission) contains all exhibits and schedules as required by the Securities Act. Each of the Registration Statement and any post-effective amendment thereto, at the time it became effective, complied in all material respects with the Securities Act and the applicable Rules and Regulations and did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading. The Base Prospectus, and the Prospectus Supplement, each as of its respective date, comply or will comply in all material respects with the Securities Act and the applicable Rules and Regulations. Each of the Base Prospectus and the Prospectus Supplement, as amended or supplemented, did not and will not contain as of the date thereof any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. The Incorporated Documents, when they were filed with the Commission, conformed in all material respects to the requirements of the Exchange Act and the applicable rules and regulations promulgated thereunder, and none of such documents, when they were filed with the Commission, contained any untrue statement of a material fact or omitted to state a material fact necessary to make the statements therein (with respect to Incorporated Documents incorporated by reference in the Base Prospectus or Prospectus Supplement), in light of the circumstances under which they were made not misleading. No post-effective amendment to the Registration Statement reflecting any facts or events arising after the date thereof which represent, individually or in the aggregate, a fundamental change in the information set forth therein is required to be filed with the Commission. Except for this Agreement, there are no documents required to he filed with the Commission in connection with the transaction contemplated hereby that (x) have not been filed as required pursuant to the Securities Act or (y) will not be filed within the requisite time period. Except for this Agreement, there are no contracts or other documents required to be described in the Base Prospectus or Prospectus Supplement, or to be filed as exhibits or schedules to the Registration Statement, which have not been described or filed as required.

(C) Neither the Company nor any of its directors and officers has distributed and none of them will distribute, prior to the Closing Date, any offering material in connection with the offering and sale of the Securities other than the Base Prospectus, the Prospectus Supplement, the Registration Statement, copies of the documents incorporated by reference therein and any other materials permitted by the Securities Act.

(D) Without the prior written consent of the Company, the Placement Agent hereby confirms that it has not given and will not give to any prospective purchaser of the Securities any free writing prospectuses.

SECTION 3. REPRESENTATIONS AND WARRANTIES. The Company hereby makes to the Placement Agent all of the representations and warranties which the Company makes to the Purchasers in any of the Transaction Documents. In addition, the Company represents and warrants to the Placement Agent that there are no affiliations with any FINRA member firm among the Company’s officers, directors or, to the knowledge of the Company, any five percent (5%) or greater stockholder of the Company, except as set forth in the Base Prospectus.

SECTION 4. INDEMNIFICATION. The Company and Shoreline agree to the indemnification and other agreements set forth in the Indemnification Provisions (the “Indemnification”) attached as Addendum A to the Engagement Agreement between us dated March 16, 2010, the provisions of which are incorporated herein by reference and shall survive the termination or expiration of this Agreement.

SECTION 5. ENGAGEMENT TERM. The term of Shoreline Pacific’s engagement (the “Engagement Period”) will expire 60 days from the effective date of the Registration Statement, or, at the option of the Company, 30 days after such effective date if no acceptable term sheet has been received within such 30 day period. Following expiration of the initial Engagement Period, the Engagement Period will be automatically extended for additional 30-day periods or may be terminated upon 10 days’ written notice to the other party. The Engagement Period will automatically terminate on the Closing. Notwithstanding anything to the contrary contained herein, the provisions concerning confidentiality, indemnification and contribution contained herein and the Company’s obligations contained in the Indemnification Provisions will survive any expiration or termination of this Agreement, and the Company’s obligation to pay fees actually earned and payable and to reimburse expenses actually incurred and reimbursable pursuant to Section 1 hereof, will survive any expiration or termination of this Agreement.

SECTION 6. SHORELINE INFORMATION. Shoreline agrees not to use any confidential information concerning the Company provided to them by the Company for any purposes other than those contemplated under this Agreement. The Company agrees that any information or advice rendered by Shoreline in connection with this engagement is for the confidential use of the Company only in their evaluation of the Placement and, except as otherwise required by law, the Company will not disclose or otherwise refer to the advice or information in any manner without Shoreline’s prior written consent.

SECTION 7. NO FIDUCIARY RELATIONSHIP. This Agreement does not create, and shall not be construed as creating rights enforceable by any person or entity not a party hereto, except those entitled hereto by virtue of the Indemnification Provisions hereof. The Company acknowledges and agrees that Shoreline is not and shall not be construed as a fiduciary of the Company and shall have no duties or liabilities to the equity holders or the creditors of the Company or any other person by virtue of this Agreement or the retention of Shoreline hereunder, all of which are hereby expressly waived.

SECTION 8. CLOSING. The obligations of the Placement Agent and the Purchasers, and the closing of the sale of the Securities hereunder are subject to the accuracy, when made and on the Closing Date, of the representations and warranties on the part of the Company and its Subsidiaries contained or incorporated by reference herein, to the accuracy of the statements of the Company and its Subsidiaries made in any certificates pursuant to the provisions hereof, to the performance by the Company and its Subsidiaries of their obligations hereunder, and to each of the following additional terms and conditions:

(A) No stop order suspending the effectiveness of the Registration Statement shall have been issued and no proceedings for that purpose shall have been initiated or threatened by the Commission, and any request for additional information on the part of the Commission (to be included in the Registration Statement, the Base Prospectus or the Prospectus Supplement or otherwise) shall have been complied with to the reasonable satisfaction of the Placement Agent.

(B) The Placement Agent shall not have concluded and disclosed to the Company on or prior to the Closing Date that the Registration Statement, the Base Prospectus or the Prospectus Supplement or any amendment or supplement thereto contains an untrue statement of a fact which, in the opinion of counsel for the Placement Agent, is material or omits to state any fact which, in the opinion of such counsel, is material and is required to be stated therein or is necessary to make the statements therein not misleading.

(C) All corporate proceedings and other legal matters incident to the authorization, form, execution, delivery and validity of each of this Agreement, the Securities, the Registration Statement, the Base Prospectus and the Prospectus Supplement and all other legal matters relating to this Agreement and the transactions contemplated hereby shall be reasonably satisfactory in all material respects to counsel for the Placement Agent, and the Company shall have furnished to such counsel all documents and information that they may reasonably request to enable them to pass upon such matters.

(D) The Placement Agent shall have received from outside counsel to the Company such counsel’s written opinion, addressed to the Placement Agent and the Purchasers dated as of the Closing Date, in form and substance reasonably satisfactory to the Placement Agent, and a Blue Sky memorandum from the Placement Agent’s blue sky counsel in customary form.

(E) Neither the Company nor any of its Subsidiaries shall have sustained since the date of the latest audited financial statements included or incorporated by reference in the Base Prospectus, any loss or interference with its business from fire, explosion, flood, terrorist act or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as set forth in or contemplated by the Prospectus Supplement or the Base Prospectus and (ii) since such date there shall not have been any change in the capital stock or long-term debt of the Company or any of its Subsidiaries or any change, or any development involving a prospective change, in or affecting the business, general affairs, management, financial position, stockholders’ equity, results of operations or prospects of the Company and its Subsidiaries, otherwise than as set firth in or contemplated by the Prospectus Supplement or the Base Prospectus the effect of which, in any such case described in clause (i) or (ii), is, in the judgment of the Placement Agent, so material and adverse as to make it impracticable or inadvisable to proceed with the sale or delivery of the Securities on the terms and in the manner contemplated by the Base Prospectus and the Prospectus Supplement.

(F) The Common Stock is registered under the Exchange Act and, as of the Closing Date; the Shares shall be authorized for trading on the Over the Counter Bulletin Board (“OTCBB”). The Company shall have taken no action designed to, or likely to have the effect of terminating the registration of the Common Stock under the Exchange Act or suspending from trading the Common Stock from the OTCBB, nor has the Company received any information suggesting that the Commission or OTCBB is contemplating terminating such registration or listing.

(G) Subsequent to the execution and delivery of this Agreement, there shall not have occurred any of the following: (i) trading in securities generally on the New York Stock Exchange, the Nasdaq Global Market or the NYSE Amex or in the OTCBB, or trading in any securities of the Company on the OTCBB, shall have been suspended or minimum or maximum prices or maximum ranges for prices shall have been established on any such exchange or such market by the Commission, by such exchange or by any other regulatory body or governmental authority having jurisdiction, (ii) a banking moratorium shall have been declared by federal or state authorities or a material disruption has occurred in commercial banking or securities settlement or clearance services in the United States, (iii) the United

States shall have become engaged in hostilities in which it is not currently engaged, the subject of an act of terrorism, there shall have been an escalation in hostilities involving the United States, or there shall have been a declaration of a national emergency or war by the United States, or (iv) there shall have occurred any other calamity or crisis or any change in general economic, political or financial conditions in the United States or elsewhere, if the effect of any such event in clause (iii) or (iv) makes it, in the sole judgment of the Placement Agent, impracticable or inadvisable to proceed with the sale or delivery of the Securities on the terms and in the manner contemplated by the Base Prospectus and the Prospectus Supplement.

(H) No action shall have been taken and no statute, rule, regulation or order shall have been enacted, adopted or issued by any governmental agency or body which would, as of the Closing Date, prevent the issuance or sale of the Securities or materially and adversely affect or potentially and adversely affect the business or operations of the Company; and no injunction, restraining order or order of any other nature by any federal or state court of competent jurisdiction shall have been issued as of the Closing Date which would prevent the issuance or sale of the Securities or materially and adversely affect or potentially and adversely affect the business or operations of the Company.

(I) The Company shall have entered into subscription agreements with each of the Purchasers and such agreements shall be in full force and effect and shall contain representations and warranties of the Company as agreed between the Company and the Purchasers.

(J) FINRA shall have raised no objection to the fairness and reasonableness of the terms and arrangements of this Agreement. In addition, the Company shall, if requested by the Placement Agent, make or authorize Placement Agent’s counsel to make on the Company’s behalf, an Issuer Filing with FINRA pursuant to FINRA Rule 5110 with respect to the Registration Statement and pay all filing fees required in connection therewith, with payment of such fees subject to the aggregate maximum of expenses paid pursuant to Section 1 (B).

(K) Prior to the Closing Date, the Company shall have furnished to the Placement Agent such further information, certificates and documents as the Placement Agent may reasonably request.

All opinions, letters, evidence and certificates mentioned above or elsewhere in this Agreement shall be deemed to be in compliance with the provisions hereof only if they are in form and substance reasonably satisfactory to counsel for the Placement Agent.

SECTION 9. GOVERNING LAW. This Agreement will be governed by, and construed in accordance with, the laws of the State of California applicable to agreements made and to be performed entirely in such State. This Agreement may not be assigned by either party without the prior written consent of the other party. This Agreement shall be binding upon and inure to the benefit of the parties hereto, and their respective successors and permitted assigns. Any right to trial by jury with respect to any dispute arising under this Agreement or any transaction or conduct in connection herewith is waived. Any controversy, dispute or claim between the parties relating to this Agreement shall be resolved by binding arbitration in San Diego, California in accordance with the rules of the American Arbitration Association. The parties agree that in the event that any controversy, dispute or claim between the parties relating to this Agreement is resolved by binding arbitration, the prevailing party, if any, as determined by the arbitrators award, shall be entitled to reimbursement of all expenses incurred in the arbitration including reasonable attorneys’ fees; provided, that in no event shall the arbitrator have the authority to award punitive damages. Judgment on the award may be entered in any court having jurisdiction over the award.

SECTION 10. ENTIRE AGREEMENT AND MISCELLANEOUS. This Agreement (including the incorporated Indemnification Provisions) embodies the entire agreement and understanding between the parties hereto, and supersedes all prior agreements and understandings, relating to the subject matter hereof other than the Engagement Letter between us dated March 16, 2010, which shall remain in full force and effect to the extent not directly superseded by this Agreement. If any provision of this Agreement is determined to be invalid or unenforceable in any respect, such determination will not affect such provision in any other respect or any other provision of this Agreement, which will remain in full force and effect. This Agreement may not be amended or otherwise modified or waived except by an instrument in writing signed by both Shoreline and the Company. The representations, warranties, agreements and covenants contained herein shall survive the closing of the Placement and delivery and/or exercise of the Securities, as applicable. This Agreement may be executed in two or more counterparts, all of which when taken together shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party, it being understood that both parties need not sign the same counterpart. In the event that any signature is delivered by facsimile transmission or a .pdf format file, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such facsimile or .pdf signature page were an original thereof.

SECTION 11. NOTICES. Any and all notices or other communications or deliveries required or permitted to be provided hereunder shall be in writing and shall be deemed given and effective on the earliest of (a) the date of transmission, if such notice or communication is delivered via facsimile at the facsimile number specified on the signature pages attached hereto prior to 6:30 p.m. (Pacific time) on a business day, (b) the next business day after the date of transmission, if such notice or communication is delivered via facsimile at the facsimile number on the signature pages attached hereto on a day that is not a business day or later than 6:30 p.m. (Pacific time) on any business day, (c) the business day following the date of mailing, if sent by U.S. nationally recognized overnight courier service, or (d) upon actual receipt by the party to whom such notice is required to be given. The address for such notices and communications shall be as set forth on the signature pages hereto.

Please confirm that the foregoing correctly sets forth our agreement by signing and returning to Shoreline the enclosed copy of this Agreement.

Very truly yours,

SHORELINE PACIFIC, LLC

By:	/s/ Harlan Kleiman
Name:	Harlan Kleiman
Title:	Chief Executive Officer

Address for notice:

655 Montgomery Street, Suite 1000
San Francisco, CA 94111
Fax:
Attention: General Counsel

Accepted and Agreed to as of

The date first written above:

INTERNATIONAL STEM CELL CORPORATION

By:	/s/ Andrey Semechkin
Name:	Andrey Semechkin
Title:	Chief Executive Officer:

Address for notice:

2595 Jason Court

Oceanside, CA 92056

Fax:

Attention: